EXHIBIT 10.1

                               FIRST AMENDMENT TO
                          CREDIT AGREEMENT AND WAIVER



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "AMENDMENT")is made and dated as of May 31, 1997 among SIERRA HEALTH SERVICES, INC., a Nevada corporation (the "COMPANY"), the Banks party to the Credit Agreement referred to below, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "AGENT"), and amends that certain Credit Agreement dated as of April 11, 1996 (the "CREDIT AGREEMENT").


                                    RECITALS

         WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMS. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

     2. AMENDMENT. The Credit Agreement is hereby amended as follows:

                  2.1      AMENDED AND RESTATED DEFINITIONS.

                           (a) The definitions of the terms  "Commitment",  "L/C
                  Borrowing",  "L/C  Commitment" and "Revolving Loan" in Section
                  1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                           "Commitment",  as to each Bank,  means the  Tranche A
                  Commitment and the Tranche B Commitment.

                           "L/C   Borrowing"   means  an   extension  of  credit
                  resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Tranche A Revolving Loans under subsection 3.03(b).

                           "L/C Commitment"  means the commitment of the Issuing
                  Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $40,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.06; PROVIDED that the L/C
                  Commitment is a part of the combined Tranche A Commitments, rather than a separate, independent commitment.


39176203.6 81397 151P 96246459

                           "Revolving Loans" means the Tranche A Revolving Loans
                  and the Tranche B Revolving Loans.

     (b) Clause (iii) of the definition of Interest Period is hereby amended and restated to read in its entirety as follows:

                           (iii) no Interest  Period for any Tranche A Revolving
                  Loan shall extend beyond the Tranche A Revolving Termination Date and no Interest Period for any Tranche B Revolving Loan shall extend beyond the Tranche B Revolving Termination Date.

     2.2 ADDITION OF NEW DEFINITIONS. Section 1.1 of the Credit Agreement is further amended by adding the following definitions thereto in appropriate alphabetic order:

     "Tranche A  Commitment",  as to each Bank,  has the  meaning  specified  in
Section 2.01(a).

     "Tranche A Revolving Loan" has the meaning specified in Section 2.01(a), and may be a Base Rate Loan or a LIBOR Rate Loan (each, a "TYPE" of Revolving
Loan).

     "Tranche A Revolving Termination Date" means the earlier to occur of:

     (a) the fifth (5th) anniversary of the Closing Date (as such date may be extended pursuant to Section 2.16); and

                           (b) the  date on  which  the  Tranche  A  Commitments
                  terminate in accordance with the provisions of this Agreement.

     "Tranche B  Commitment",  as to each Bank,  has the  meaning  specified  in
Section 2.01(b).

                  "Tranche  B  Revolving  Loan"  has the  meaning  specified  in
         Section 2.01, and may be a Base Rate Loan or a LIBOR Rate Loan (each, a "TYPE" of Revolving Loan).

     "Tranche B Revolving Termination Date" means the earlier to occur of:

                           (a)      May 30, 1998; and

                           (b) the  date on  which  the  Tranche  B  Commitments
                  terminate in accordance with the provisions of this Agreement.

                  2.3 DELETION OF DEFINITION. Section 1.1 of the Credit Agreement is further amended by deleting the definition of Revolving Termination Date. "Tranche A Revolving Termination Date" shall be substituted for "Revolving Termination Date" in each place in which the latter term appears in the Loan Documents.

     2.4 AMENDMENT AND RESTATEMENT OF SECTION 2.01. Section 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:


39176203.6 81397 151P 96246459

                           2.01  AMOUNTS AND TERMS OF COMMITMENTS.

                           (a) Each  Bank  severally  agrees,  on the  terms and
                  conditions set forth herein, to make loans to the Company (each such loan, a "TRANCHE A REVOLVING LOAN") from time to time on any Business Day during the period from the Closing Date to the Tranche A Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on SCHEDULE 2.01 (such amount as the same may be reduced under Section 2.05 or as a result of one or more assignments under Section 11.08, the Bank's "TRANCHE A COMMITMENT"); PROVIDED, HOWEVER that after giving effect to any Borrowing of Tranche A Revolving Loans, (i) the Effective Amount of all outstanding Tranche A Revolving Loans and the Effective Amount of all L/C Obligations shall not at any time exceed the combined Tranche A Commitments and (ii) the Effective Amount of all outstanding Tranche A Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Tranche A Commitments. Within the limits of each Bank's Tranche A Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this
                  Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

                           (b) Each  Bank  severally  agrees,  on the  terms and
                  conditions set forth herein, to make loans to the Company (each such loan, a "TRANCHE B REVOLVING LOAN") from time to time on any Business Day during the period from April 30, 1997 to the Tranche A Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on SCHEDULE 2.01 (such amount as the same may be reduced under Section 2.05 or as a result of one or more assignments under Section 10.08, the Bank's "TRANCHE B COMMITMENT"); PROVIDED, HOWEVER, that after giving effect to any Borrowing of Tranche B Revolving Loans, (i) the Effective Amount of all outstanding Tranche B Revolving Loans shall not at any time exceed the combined Tranche B Commitments and (ii) the Effective Amount of the Tranche B Revolving Loans of any Bank shall not at any time exceed such Bank's Tranche B Commitment. Within the limits of each Bank's Tranche B Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

     2.5 AMENDMENT AND RESTATEMENT OF SECTION 3.01(A). Section 3.01(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (a) On the terms and  conditions set forth herein (i)
                  the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Tranche A Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; PROVIDED, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Tranche A Revolving Loans exceeds the combined Tranche A Commitments,
                  (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Tranche A Revolving Loans of such Bank exceeds such Bank's Tranche A Commitment, or (3) the Effective Amount of L/C Obligations exceeds the L/C

39176203.6 81397 151P 96246459

                  Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed. All Letters of Credit shall be issued under the Tranche A Commitment.

                  2.6 AMENDMENT OF ARTICLE III. In Article III (The Letters of Credit), each reference to "Revolving Loans" shall be deleted and the term "Tranche A Revolving Loans" substituted therefor.

     2.7 AMENDMENT AND RESTATEMENT OF SECTION 2.08. Section 2.08 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           2.08  REPAYMENT.

                           (a) The  Company  shall  repay  to the  Banks  on the
                  Tranche A Revolving Termination Date the aggregate principal amount of Tranche A Loans outstanding on such date.

                           (b) The  Company  shall  repay  to the  Banks  on the
                  Tranche B Revolving Termination Date the aggregate principal amount of Tranche B Loans outstanding on such date.

     2.8 AMENDMENT AND RESTATEMENT OF SECTION 6.12(B). Section 6.12(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (b) Since  December 31,  1996,  (i) there has been no
                  Material Adverse Effect and (ii) there has been no development in any of the matters disclosed in Schedule 6.05 which would reasonably be expected to have a Material Adverse Effect.

     2.9 AMENDMENT AND RESTATEMENT OF SECTION 8.10(A)(II). Section 8.10(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           (ii) either (A) after giving effect to such Restricted Payment, the aggregate amount of all Restricted Payments made from the Closing Date to the date of such Restricted Payment shall not exceed the sum of (x) 25% of net income (or minus 100% of consolidated net income in the case of a loss) of the Company and its Subsidiaries arising after the Closing Date and computed on a cumulative consolidated basis plus (y) 50% of the net cash proceeds of any issuance of capital stock of the Company subsequent to the Closing Date, exclusive of any such issuance made in connection with a merger or Acquisition; or (B) with respect to any purchase, redemption or other acquisition of any shares of the Company's capital stock by the Company ("STOCK BUYBACK"), after giving effect to such Stock Buyback, the aggregate amount of all Stock Buybacks made from the Closing Date to the date of such Stock Buyback shall not exceed $25,000,000.

                  2.10  AMENDMENT AND  RESTATEMENT OF SCHEDULE 2.01 AND SCHEDULE
6.05. Schedule 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Schedule 2.01 attached hereto. Schedule
6.05 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Schedule 6.05 attached hereto.


39176203.6 81397 151P 96246459

     3. WAIVER. The Agent and the Banks hereby waive compliance with Section 8.14(c) of the Credit Agreement for the fiscal quarter ended March 31, 1997, provided that the Fixed Charges Coverage Ratio is at least 2.225 to 1.00 as of such date.

         4. RELEASE OF COLLATERAL AND COVENANT TO REPLEDGE. The parties hereto acknowledge that due to changes to California Insurance Code Section 1215.5, it may be necessary to obtain the consent of the Insurance Commissioner of the State of California (the "COMMISSIONER") in order for California Indemnity Insurance Company ("CIIC") to maintain the pledge of 10,000 shares of the common stock of Commercial Casualty Insurance Company pursuant to the Pledge Agreement dated as of April 11, 1996 by CIIC in favor of the Agent (the "PLEDGE AGREEMENT"). Accordingly, the Agent hereby releases the Collateral (as defined in the Pledge Agreement) to the Company and the Company hereby agrees to use its best efforts to obtain the consent of the Commissioner to the pledge of the Collateral by not later than 90 days after the date of this Amendment. Promptly upon obtaining any such consent, the Company shall cause CIIC to deliver the Collateral to the Agent to be pledged pursuant to the Pledge Agreement. For avoidance of doubt, the parties hereto acknowledge that the shares described above remain subject to the negative pledge of Section 8.01 of the Credit Agreement

     5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Amendment:

                  5.1 AUTHORIZATION. The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate action, and this Amendment has been duly executed and delivered by the Company.

                  5.2 BINDING OBLIGATION. This Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                  5.3 NO LEGAL OBSTACLE TO AMENDMENT. The execution, delivery and performance of this Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. Except as set forth on Schedule 6.03 of the Credit Agreement, no approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

                  5.4 INCORPORATION OF CERTAIN REPRESENTATIONS. The representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

     5.5 DEFAULT. After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

                  6. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first written above, provided that the Agent shall have received all of the following by such date and dated as of such date, in form and substance satisfactory to the Agent and the Banks:

     6.1 A counterpart hereof executed by a duly authorized officer of the Company;

39176203.6 81397 151P 96246459

                  6.2 an acknowledgement from each Pledgor Subsidiary that it consents to this Amendment and that its respective Pledge Agreement is in full force and effect and that the Secured Obligations as defined therein includes all Obligations after giving effect to this Amendment;

                  6.3 Certified copies of the charter and bylaws of the Company or, in lieu thereof, a certificate from the Secretary or an Assistant Secretary of the Company certifying that such documents previously delivered to the Agent are true, correct and complete as of the date hereof;

                  6.4 A certificate from the Secretary or an Assistant Secretary of the Company in respect of all corporation action taken by the Company in approving the execution, delivery and performance of this Amendment and stating that the resolutions previously adopted which authorized and approved the execution, delivery and performance of the Loan Documents are in full force and effect and have not been amended, rescinded or otherwise modified;

                  6.5 A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names and offices of the officers of the Company who are authorized to sign this Amendment, together with the true signatures of such officers;

                  6.6 A good standing certificate with respect to the Company, as of a recent date prior to the effective date of this Amendment, from the Secretary of State of Nevada; and

     6.7 An opinion of counsel to the Company substantially in the form of Exhibit A hereto.

         7.       MISCELLANEOUS.

                  7.1 EFFECT OF AMENDMENT. It is hereby agreed that all terms and conditions of the Loan Documents are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms of this Amendment and are hereby ratified and confirmed in all respects on and as of the date hereof. The Loan Documents shall, where the context so requires, be read and construed throughout so as to incorporate this Amendment.

                  7.2 WAIVERS. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

     7.3 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     7.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of California.


39176203.6 81397 151P 96246459

                  7.5 CONSENT AND INSTRUCTIONS. Each of the Banks by signing this Amendment hereby (i) consents to the execution and delivery of this Amendment and (ii) instructs the Agent to execute and deliver this Amendment.


39176203.6 81397 151P 96246459

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.


                          SIERRA HEALTH SERVICES, INC.


                          By:       /S/ JAMES L. STARR
                          Name:     JAMES L. STARR
                          Title:    VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND
                                    TREASURER



                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION, as Agent


                                            By:     /S/ EDWARD S. HAN
                                            Name:    EDWARD S. HAN
                                            Title:    VICE PRESIDENT



                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                          ASSOCIATION, as Issuing Bank


                                            By:    /S/ EDWARD S. HAN
                                            Name:    EDWARD S. HAN
                                            Title:    VICE PRESIDENT



                          BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                             ASSOCIATION, as a Bank


                                            By:    /S/ EDWARD S. HAN
                                            Name:    EDWARD S. HAN
                                            Title:    VICE PRESIDENT

                                  SCHEDULE 2.01

                         COMMITMENTS AND PRO RATA SHARES



Tranche A Commitments

BANK                                                          COMMITMENT                  PRO RATA SHARE

Bank of America National Trust
and Savings Association                                       $50,000,000                          100%

TOTAL                                                         $50,000,000                          100%



Tranche B Commitments

BANK                                                          COMMITMENT                  PRO RATA SHARE

Bank of America National Trust
and Savings Association                                       $50,000,000                          100%

TOTAL                                                         $50,000,000                          100%




39176203.6 81397 151P 96246459

                                  SCHEDULE 6.05

                                   LITIGATION


As disclosed in the Company's Report on Form 10-K for the year ended 12/31/96 and Report on Form 8-K, each filed with the SEC on March 28, 1997.